Exhibit 10.2

FOURTH AMENDMENT OF LEASE

THIS FOURTH AMENDMENT OF LEASE (this “Amendment”) is made as of this 22nd day of July, 2015 (the “Execution Date”), by and between DWF IV ONE KENDALL, LLC, a Delaware limited liability company having an address c/o Divco West Real Estate Services, Inc., One Kendall Square, Cambridge, MA 02139, Attention: Property Manager (“Landlord”), and MERRIMACK PHARMACEUTICALS, INC., a Delaware corporation having a mailing address at One Kendall Square, Building 600/700, Cambridge, MA 02139 (“Tenant”).

BACKGROUND:

A. Reference is made to an Indenture of Lease dated August 24, 2012, by and between RB Kendall Fee, LLC, as landlord, and Tenant, as tenant (the “Original Lease”), as amended by that certain First Amendment of Lease dated as of March 18, 2013, Second Amendment of Lease dated as of September 12, 2013 and Third Amendment of Lease dated as of February 23, 2015 (the Original Lease, as so amended, the “Lease”), demising approximately (a) 31,747 rentable square feet of space on a portion of the second (2nd) floor of Building 600/650/700 (the “2nd Floor Space”), (b) 4,773 rentable square feet of space on the fourth (4th) floor of Building 650/700 (the “Additional Space”), (c) 30,626 rentable square feet of space on the fourth (4th) floor of Building 600/700 (the “4th Floor Space”), (d) 7,245 rentable square feet of space on the mezzanine level of Building 700 (the “Mezzanine Space”), (e) 8,686 rentable square feet of space on the first (1st) floor of Building 600 (the “1st Floor Space”), (f) 132 rentable square feet in the basement of Building 700 (the “Basement Premises”), (g) 2,922 rentable square feet of space in the basement of Building 700 (the “Storage Space”), (h) 8,763 rentable square feet of space located on the fourth (4th) floor of Building 700 (the “Expansion Space I”), (i) 3,388 rentable square feet of space located on the fourth (4th) floor and the fourth (4th) floor mezzanine of Building 650 (the “Expansion Space II”), (j) 10,375 rentable square feet of space located on the fifth (5th) floor of Building 600 (the “Expansion Space III”), (k) 491 rentable square feet of space on the first (1st) floor of Building 700 (the “Chemical Storage Space”), (l) 8,155 rentable square feet of space located on the second (2nd) floor of Building 600 (the “600 Expansion Space”), (m) 784 rentable square feet of space located on the second floor (2nd) of Building 600 (the “Hallway Space”), (n) 3,617 rentable square feet of space located on the fifth (5th) floor of Building 600 (the “Expansion Space IV”), and (o) 31,620 rentable square feet of space on the fifth (5th) floor of Building 600/650/700 (the “Third Amendment Premises;” collectively, with the 2nd Floor Space, Additional Space, 4th Floor Space, Mezzanine Space, 1st Floor Space, Basement Premises, Storage Space, Expansion Space I, Expansion Space II, Expansion Space III, Chemical Storage Space, 600 Expansion Space, Hallway Space and Expansion Space IV, the “Existing Premises”) in One Kendall Square in Cambridge, Massachusetts (the “Complex”).

B. Landlord is the successor to RB Kendall Fee, LLC, and Landlord and Tenant are the current holders, respectively, of the landlord’s and tenant’s interests in the Lease.

C. The parties desire to execute this Amendment to (i) confirm the exercise of Tenant’s rights pursuant to Article 29.16 of the Original Lease so as to add to the Existing Premises an additional approximately (a) 7,145 rentable square feet of space on the first (1st) floor of Building 700 as shown on Exhibit A attached hereto (the “Former Addgene Space”), (b) 5,687 rentable square feet of space on the first (1st) floor of Building 700 as shown on Exhibit B attached hereto (the “Former OmniGuide Space”), (c) 311 rentable square feet of space on the basement level of Building 700 as shown on Exhibit C attached hereto in which certain building systems supporting the Former Addgene Space are located (the “Equipment Room”), and (d) 700 rentable square feet of storage space in the basement of Building 700 as shown on Exhibit D attached hereto (the “Fourth Amendment Storage Space”; collectively, with the Former Addgene Space, Former OmniGuide Space and Equipment Room, the “Fourth Amendment Premises”); and (ii) amend the Lease in certain other respects, all as hereinafter set forth. Capitalized terms not defined herein shall have the same meanings ascribed to them in the Lease.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Inclusion of Fourth Amendment Premises. Effective as of the applicable Commencement Date (as defined on Exhibit E attached hereto) set forth on Exhibit E attached hereto, the applicable component of the Fourth Amendment Premises shall be added to the Premises under the Lease.

Landlord anticipates delivering possession of each component of the Fourth Amendment Premises on or before the applicable Anticipated Delivery Date set forth on Exhibit F attached hereto; provided, however, that if Landlord cannot deliver possession of the applicable component of the Fourth Amendment Premises on or before the applicable Anticipated Delivery Date due to the failure of the existing tenant of such space to vacate such component of the Fourth Amendment Premises or due to fire or other casualty (provided, that in the event of any such fire or other casualty, the provisions of Section 18 of the Original Lease shall apply), this Amendment shall not be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom. In any event, there shall be no accrual of Yearly Rent, Tax Share or Operating Expense Share (subject in each instance to the provisions hereof) with respect to each applicable component of the Fourth Amendment Premises until Landlord delivers possession of such component of the Fourth Amendment Premises to Tenant. Landlord shall use reasonable efforts to deliver possession of each component of the applicable Fourth Amendment Premises as soon as reasonably practicable following the date the existing tenant of such space vacates such component of the Fourth Amendment Premises, regardless whether such date occurs prior to the Anticipated Delivery Date for such component of the Fourth Amendment Premises and any such earlier date of delivery shall be the Commencement Date with respect to such component of the Fourth Amendment Premises. In the event that Landlord cannot deliver possession of any component of the Fourth Amendment Premises on or before the applicable Anticipated Delivery Date for such space in the condition required under Section 2 below due to the failure of the existing tenant of such space to vacate such component of the Fourth Amendment Premises, then Landlord shall use commercially reasonable efforts to cause the existing tenant of such space to vacate such component of the Fourth Amendment Premises. To the extent not caused by Landlord, Tenant’s inability or failure to take possession of any component of the applicable Fourth Amendment Premises when delivery is tendered by Landlord in the condition required under Section 2 below shall not delay the Commencement Date with respect to such space or Tenant’s obligation to pay Yearly Rent with respect thereto.

Notwithstanding the foregoing, if the Commencement Date for any component of the Fourth Amendment Premises does not occur within one hundred eighty (180) days of the applicable Anticipated Delivery Date for such space (each such 180th day being a “Delivery Deadline”) except if due to fire or other casualty that is not caused by Landlord’s gross negligence or willful misconduct, Landlord shall provide Tenant with a credit of one (1) day’s Yearly Rent, Tax Share and Operating Expense Share allocable to the applicable component of the Fourth Amendment Premises for each day beyond the applicable Delivery Deadline for such space until the Commencement Date with respect thereto occurs and if the applicable Commencement Date does not occur within ninety (90) days of the applicable Delivery Deadline for such component of the Fourth Amendment Premises (each such 90th day being a “Second Delivery Deadline”), such credit shall increase to two (2) day’s Yearly Rent, Tax Share and Operating Expense Share allocable to such component of the Fourth Amendment Premises for each day beyond the applicable Second Delivery Deadline for such space until the Commencement Date with respect thereto occurs. The foregoing credits shall be applied on a day-for-day basis to Tenant’s rent obligations for the applicable component of the Fourth Amendment Premises beginning on the Rent Commencement Date (as defined below) applicable to such component of the Fourth Amendment Premises.

Accordingly:

(a)	as of the Former Addgene Space Commencement Date (as defined on Exhibit E attached hereto), Article 2 of Exhibit 1, Sheet 1 of the Original Lease shall be amended to add the following after the last paragraph thereof:

“Former Addgene Space: Approximately 7,145 rentable square feet of space on the first (1st) floor of Building 700 of the Complex more particularly shown on Exhibit A to the Fourth Amendment of Lease.

Equipment Room: Approximately 311 rentable square feet of space on the basement level of Building 700 of the Complex more particularly shown on Exhibit C to the Fourth Amendment of Lease.”

and,

(b)	as of the Former OmniGuide Space Commencement Date (as defined on Exhibit E attached hereto), Article 2 of Exhibit 1, Sheet 1 of the Original Lease shall be amended to add the following after the last paragraph thereof:

“Former OmniGuide Space: Approximately 5,687 rentable square feet of space on the first (1st) floor of Building 700 of the Complex more particularly shown on Exhibit B to the Fourth Amendment of Lease.

Fourth Amendment Storage Space: Approximately 700 rentable square feet of space on the basement level of Building 700 of the Complex more particularly shown on Exhibit D to the Fourth Amendment of Lease.”

The term of the lease for the Former Addgene Space and the Equipment Room shall be the period beginning on the Former Addgene Space Commencement Date and ending on June 30, 2019 (June 30, 2019 being the “Expiration Date;” such period being the “Former Addgene Space Term”), subject to the provisions of Section 9 of this Amendment.

The term of the lease for the Former OmniGuide Space and the Fourth Amendment Storage Space shall be the period beginning on the Former OmniGuide Space Commencement Date and ending on the Expiration Date (the “Former OmniGuide Space Term”), subject to the provisions of Section 9 of this Amendment.

Except as otherwise provided herein or except to the extent inconsistent herewith, all terms and provisions of the Lease shall be applicable to Tenant’s leasing of the Fourth Amendment Premises. As of the Former Addgene Space Commencement Date, the Premises under the Lease shall include the Former Addgene Space and the Equipment Room. As of the Former OmniGuide Space Commencement Date, the Premises under the Lease shall include the Former OmniGuide Space and the Fourth Amendment Storage Space.

2. Condition

(a)	Condition of Premises. The Fourth Amendment Premises shall be leased to Tenant as of, and Landlord shall deliver possession of each component of the Fourth Amendment Premises to Tenant on, the applicable Commencement Date in the following condition: (a) the same shall be in broom clean condition and free of all tenants and/or occupants and their personal property, (b) the mechanical, electrical and plumbing systems (both the base building systems and the systems located within the respective spaces) serving the Former Addgene Space and the Former OmniGuide Space, (collectively, the “MEP Systems”), shall be in good working order, (c) decommissioning reports from the existing tenants of each of the Former Addgene Space and the Former OmniGuide Space shall have been delivered to Tenant in advance of the Former Addgene Space Commencement Date and the Former OmniGuide Space Commencement Date, respectively, evidencing that each of the Former Addgene Space and the Former OmniGuide Space, as applicable, have been decommissioned in accordance with applicable laws, and (d) Landlord shall deliver the Former OmniGuide Space and the Equipment Room with the Landlord’s work set forth on Exhibit G hereof completed. The Fourth Amendment Premises shall otherwise be leased to Tenant as of, and Landlord shall deliver possession thereof to Tenant on, the applicable Commencement Date in its “as is” condition as of the date of this Amendment without any further obligation on the part of Landlord to perform any construction therein or to prepare the same for Tenant’s occupancy or to pay any allowances therefor, except for the payment of the Fourth Amendment Landlord Contribution as set forth below.

(b)

MEP Systems. In addition, Tenant shall have the right, prior to the commencement of any Tenant’s Fourth Amendment Work in the Former Addgene Space and/or the Former OmniGuide Space, to determine whether the MEP Systems serving each such space are, in fact, in good operating order. If Tenant believes that the MEP Systems serving either the Former Addgene Space or the Former OmniGuide Space are not in good working order, then Tenant may give Landlord written notice (a “Defect Notice”) prior to the time that Tenant commences Tenant’s Fourth Amendment Work in the Former Addgene Space and/or the Former OmniGuide Space, as applicable. Each Defect Notice shall set forth, with specificity, the manner in which the MEP Systems serving the applicable space are not in good working order. If Tenant fails to provide a Defect Notice with respect to the MEP Systems in the Former Addgene Space or the Former OmniGuide Space prior to the time that Tenant commences Tenant’s Fourth Amendment Work in the Former Addgene Space or the Former OmniGuide Space, respectively, or if Tenant does not give Landlord reasonable opportunity (at least three (3) business days) to investigate the claims set forth in a Defect Notice prior to the commencement of Tenant’s Fourth Amendment Work in the Former Addgene Space or the Former OmniGuide Space, as applicable, then Tenant shall conclusively be deemed to have agreed that the MEP Systems in the Former Addgene Space or the Former OmniGuide Space, respectively, were in good working order as of the applicable Commencement Date. If Landlord agrees that the MEP Systems in the Former Addgene Space or the Former OmniGuide Space, as applicable, are not in good working order, Landlord shall, at no cost to Tenant, perform any work necessary to place the MEP Systems in the Former Addgene Space or the Former OmniGuide Space, as applicable, in good working order. Landlord shall have the right, which right shall be exercisable by written notice to Tenant given on or before the date seven (7) days after Landlord receives a Defect Notice, to object to such Defect Notice. Any dispute under this Section 2(b) may be submitted to arbitration in accordance with the provisions in Article 29.4 of the Original Lease. If it is either agreed by the parties, or determined by the arbitrator, that the MEP Systems were not in good working order as of the applicable Commencement Date, then Landlord shall, promptly after such agreement or determination, perform any work necessary to place the MEP Systems in good working order. The provisions in this Section 2(b) set forth Tenant’s sole rights and remedies in the event of any breach by Landlord of its obligations under this Section 2(b). Notwithstanding the foregoing, Tenant shall have no right to provide a Defect Notice or object to the condition of the HVAC system serving the Former OmniGuide Space to the extent that the completion of Tenant’s Heat Pump Installation (as defined on Exhibit G) will remedy the condition of such HVAC system. Nothing herein shall relieve Landlord from its maintenance and repair obligations pursuant to Article 8.5 of the Lease.

(c)	Tenant shall have the right to use the Ph Neutralization system, central vacuum system, RODI water system, potable and non-potable water systems and effluent pumping system (collectively, the “Equipment Room Lab Systems”) located in the Equipment Room throughout the term of the Former Addgene Space Term. Tenant shall, throughout the Former Addgene Space Term, maintain the Equipment Room Lab Systems in the condition in which such systems are in as of the Former Addgene Space Commencement Date, at its sole cost and expense.

3. Payment of Yearly Rent for the Former Addgene Space and the Equipment Room. For and during the Former Addgene Space Term (i.e., the period commencing on the Former Addgene Space Commencement Date and ending on June 30, 2019), in addition to all other amounts due and payable by Tenant under the Lease with respect to the Existing Premises, Tenant shall pay to Landlord monthly installments of Yearly Rent with respect to the Former Addgene Space as follows and otherwise as set forth in the Yearly Rent payment provisions of the Lease:

Time Period	Monthly Payment of Yearly Rent
Month 1 through the end of Month 3:	$0.00	[1]
Month 4 through the end of Month 15:	$31,557.08
Month 16 through the end of Month 27:	$32,152.50
Month 28 through the end of Month 39:	$32,747.92
Month 40 through the end of June 30, 2019:	$33,343.33

[1]	Month 1 shall begin on the Former Addgene Space Commencement Date if the Former Addgene Space Commencement Date occurs on the first day of a calendar month, and if the Former Addgene Space Commencement Date shall not be the first day of a calendar month, (a) Month 1 shall instead begin on the first day of the full calendar month after the calendar month during which the Former Addgene Space Commencement Date occurs, and (b) Tenant shall nevertheless be responsible for payment of the partial month of Yearly Rent for the Former Addgene Space prior to Month 1 on a pro rata basis at the monthly rate of $31,557.08.

In addition, commencing on the Former Addgene Space Rent Commencement Date, for and during the Former Addgene Space Term, in addition to all other amounts due and payable by Tenant under the Lease, Tenant shall pay to Landlord monthly installments of Yearly Rent with respect to the Equipment Room in the amount of $311 per month.

4. Payment of Yearly Rent for the Former OmniGuide Space and the Fourth Amendment Storage Space. For and during the Former OmniGuide Space Term (i.e., the period commencing on the Former OmniGuide Space Commencement Date and ending on June 30, 2019), in addition to all other amounts due and payable by Tenant under the Lease with respect to the Existing Premises, Tenant shall pay to Landlord monthly installments of Yearly Rent with respect to the Former OmniGuide Space as follows and otherwise as set forth in the Yearly Rent payment provisions of the Lease:

Time Period	Monthly Payment of Yearly Rent
Month 1 through the end of Month 3:	$0.00	[2]
Month 4 through the end of Month 15:	$19,904.50
Month 16 through the end of Month 27:	$20,378.42
Month 28 through the end of Month 39:	$20,852.33
Month 40 through the end of June 30, 2019:	$21,326.25

In addition, commencing on the Former OmniGuide Space Rent Commencement Date, for and during the Former OmniGuide Space Term, in addition to all other amounts due and payable by Tenant under the Lease, Tenant shall pay to Landlord monthly installments of Yearly Rent with respect to the Fourth Amendment Storage Space in the amount of $700 per month.

5. Operating Expense Share and Tax Share for Fourth Amendment Premises. Commencing on the first day of Month 4 as set forth in Section 3 above with respect to the Former Addgene Space (the “Former Addgene Space Rent Commencement Date”), Tenant shall make Tax Share and Operating Expense Share payments attributable to the Former Addgene Space in accordance with the terms and conditions of the Lease, as amended hereby. Commencing on the first day of Month 4 as set forth in Section 4 above with respect to the Former OmniGuide Space (the “Former OmniGuide Space Rent Commencement Date;” each the Former Addgene Space Rent Commencement Date and the Former OmniGuide Space Rent Commencement Date being a “Rent Commencement Date”), Tenant shall make Tax Share and Operating Expense Share payments attributable to the Former OmniGuide Space in accordance with the terms and conditions of the Lease, as amended hereby. The parties acknowledge and agree that Tenant shall have no responsibility under the Lease, as amended hereby, for Tenant’s Tax Share and Operating Expense Share attributable to (a) the Former Addgene Space for the period from the

[2]	Month 1 shall begin on the Former OmniGuide Space Commencement Date if the Former OmniGuide Space Commencement Date occurs on the first day of a calendar month, and if the Former OmniGuide Space Commencement Date shall not be the first day of a calendar month, (a) Month 1 shall instead begin on the first day of the full calendar month after the calendar month during which the Former OmniGuide Space Commencement Date occurs, and (b) Tenant shall nevertheless be responsible for payment of the partial month of Yearly Rent for the Former OmniGuide Space prior to Month 1 on a pro rata basis at the monthly rate of $19,904.50.

Former Addgene Space Commencement Date through the day prior to the Former Addgene Space Rent Commencement Date, and (b) the Former OmniGuide Space for the period from the Former OmniGuide Space Commencement Date through the day prior to the Former OmniGuide Space Rent Commencement Date.

6. Proportionate Shares Applicable to Fourth Amendment Premises.

(a)	Effective as of the Former Addgene Space Rent Commencement Date and continuing for the Former Addgene Space Term (i.e., the period commencing on the Former Addgene Space Commencement Date and ending on June 30, 2019), Article 9 of Exhibit 1, Sheet 1 of the Lease (as amended by the Third Amendment) is amended as follows:

By adding the following to the definition of Tenant’s Proportionate Common Area Share:

Former Addgene Space:	1.11%

And

By adding the following to the definition of Tenant’s Proportionate Building Share:

Former Addgene Space:	3.16%

(b)	Effective as of the Former OmniGuide Space Rent Commencement Date and continuing for the Former OmniGuide Space Term (i.e., the period commencing on the Former OmniGuide Space Commencement Date and ending on June 30, 2019), Article 9 of Exhibit 1, Sheet 1 of the Lease (as amended by the Third Amendment) is amended as follows:

By adding the following to the definition of Tenant’s Proportionate Common Area Share:

Former OmniGuide Space:	0.89%

And

By adding the following to the definition of Tenant’s Proportionate Building Share:

Former OmniGuide Space:	2.52%

7. Permitted Uses of Fourth Amendment Premises. Effective as of the Execution Date of this Amendment, Article 5 of Exhibit 1, Sheet 1 of the Original Lease (as amended by the Third Amendment) is amended by adding the following:

“Art. 5 Permitted Uses of Premises:

Former Addgene Space and Former OmniGuide Space: General business offices, laboratory use (including, without limitation, animal laboratory use), manufacturing, shipping and receiving purposes and ancillary uses thereto subject to Section 29.11 of the Original Lease, Section 10 of the Third Amendment, Section 11 of the Fourth Amendment and the other provisions of the Lease.

Equipment Room: Operation of the Ph Neutralization system and other existing Equipment Room Lab Systems (as defined in the Fourth Amendment) located therein and building systems serving the Former Addgene Space and for no other purpose.

Fourth Amendment Storage Space: For the storage of Tenant’s personal property (excluding chemical storage) relating to the Permitted Use of the Premises.

8. Electric Current to Fourth Amendment Premises. From and after the Commencement Date applicable to each component of the Fourth Amendment Premises, (i) in the event that electricity consumption for such component of the Fourth Amendment Premises is separately metered, Tenant shall pay, directly to the appropriate utility provider, any and all costs of electricity utilized in or for such component of the Fourth Amendment Premises and in support of any of Tenant’s equipment, wherever located, or (ii) in the event that electricity consumption for any component of the Fourth Amendment Premises is measured by a checkmeter, sub-meter or other measuring device, Tenant shall pay to Landlord, as additional rent, the amount as determined below.

(a)	Commencing as of the Commencement Date applicable to each component of the Fourth Amendment Premises and continuing until the procedures set forth in the immediately following Section 8(b) are in effect with respect to such component of the Fourth Amendment Premises, Tenant shall pay to Landlord at the same time and in the same manner that it pays its monthly payments of Yearly Rent hereunder, estimated payments (i.e., based upon Landlord’s reasonable estimate) on account of Tenant’s obligation to reimburse Landlord for electricity consumed in such component of the Fourth Amendment Premises.

(b)	Periodically after the Commencement Date applicable to each component of the Fourth Amendment Premises, Landlord shall determine the actual cost of electricity consumed by Tenant in each component of the Fourth Amendment Premises (i.e., by reading Tenant’s sub-meter and by applying an electric rate which shall not exceed the rate at which Landlord purchases electricity, including taxes and surcharges thereon). If the total of Tenant’s estimated monthly payments on account of such period is less than the actual cost of electricity consumed in the applicable component of the Fourth Amendment Premises during such period, Tenant shall pay the difference to Landlord within thirty (30) days of when billed therefor. If the total of Tenant’s estimated monthly payments on account of such period is greater than the actual cost of electricity consumed in the applicable component of the Fourth Amendment Premises during such period, Tenant may credit the difference against its next installment of estimated monthly electricity charges due hereunder, provided that any excess credit shall be repaid to Tenant within thirty (30) days following the Expiration Date (as such date is adjusted pursuant to Section 9 of this Amendment) provided Tenant is not in default under the Lease.

(c)	After each adjustment, as set forth in Section 8(b) above, the amount of estimated monthly payments on account of Tenant’s obligation to reimburse Landlord for electricity in each component of the Fourth Amendment Premises shall be adjusted by Landlord based upon the actual cost of electricity consumed during the immediately preceding period.

9. Extension Options Applicable to Fourth Amendment Premises. For the sake of clarity, the extension options set forth in Section 29.14 of the Original Lease shall apply to the Existing Premises and the Fourth Amendment Premises; provided, however, Tenant shall not have the right to exercise an extension option for less than all of the Premises (i.e., the Existing Premises and the Fourth Amendment Premises).

10. Fourth Amendment Allowance.

(a)	Tenant plans to complete certain Tenant’s leasehold improvements to the Premises (the “Tenant’s Fourth Amendment Work”) in accordance with the terms and conditions of the Lease (as amended hereby). In connection with the Tenant’s Fourth Amendment Work, Landlord shall provide to Tenant an allowance equal to $534,425.00 (the “Fourth Amendment Landlord Contribution”) toward the cost of the design and construction of Tenant’s Fourth Amendment Work. The Fourth Amendment Landlord Contribution shall be paid, and requests therefor shall be made, in the manner provided in Section 4.2 of the Original Lease, and shall otherwise be treated in the same manner as the “Landlord’s Contribution” as described in the Original Lease; provided, however, that with respect to the Fourth Amendment Landlord Contribution, (a) all references in the Original Lease to (i) “Landlord’s Contribution” shall be deemed to refer to the Fourth Amendment Landlord Contribution, (ii) “Tenant’s Work” shall be deemed to refer to the Tenant’s Fourth Amendment Work, and (iii) “Plans and Specifications” shall be deemed to refer to the “Fourth Amendment Plans and Specifications” (as defined below), (b) the first sentence of Section 4.2B and Sections 4.2D(iii) and 4.2D(iv) of the Original Lease shall be inapplicable to the Fourth Amendment Landlord Contribution, and (c) Tenant shall have no right to requisition any portion of the Fourth Amendment Landlord Contribution after the second (2nd) anniversary of the later to occur of the Former Addgene Space Rent Commencement Date or the Former OmniGuide Space Rent Commencement Date.

(b)	The Tenant’s Fourth Amendment Work shall be constructed in accordance with the terms and conditions of the Original Lease including but not limited to Section 4.2A and Articles 11, 12 and 13 of the Original Lease. Without limiting the foregoing, Tenant shall obtain Landlord’s prior written consent, in accordance with the provisions of Section 4.2A of the Original Lease, for all of the Tenant’s Fourth Amendment Work (and Fourth Amendment Plans and Specifications therefor), and the contractors, engineers, architects, technicians and mechanics effecting same, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall be responsible for the preparation of construction plans and specifications, including but not limited to architectural, mechanical, electrical, plumbing, life-safety and other Buildings systems and interfaces therewith (collectively, the “Fourth Amendment Plans and Specifications”) and any specialty engineering necessary for the completion of the Tenant’s Fourth Amendment Work, all of which shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld conditioned or delayed, in accordance with the provisions of Section 4.2A of the Original Lease. Landlord shall be entitled to deduct from the Fourth Amendment Landlord Contribution all direct, reasonable third-party out-of-pocket expenses incurred by Landlord in reviewing and approving the Fourth Amendment Plans and Specifications following delivery of detailed invoices for same to Tenant.

11. Hazardous Materials. Landlord and Tenant acknowledge and agree that all of the provisions of Section 29.11 of the Original Lease and Section 10 of the Third Amendment shall apply to the Fourth Amendment Premises in the same manner as the Existing Premises. Notwithstanding the foregoing, Schedule 1 attached hereto shall replace Exhibit 7A to the Original Lease for all purposes of the Lease.

12. Parking. As of the date of this Amendment, Tenant is entitled to a total of one hundred thirty-four (134) parking passes in the OKS Garage, as set forth in Section 29.19 of the Original Lease and Section 11 of the Third Amendment. As of the Former Addgene Space Commencement Date, the number of parking passes in the OKS Garage that Landlord is required to make available to Tenant shall be increased by an additional seven (7) parking passes. As of the Former OmniGuide Space Commencement Date, the number of parking passes in the OKS Garage that Landlord is required to make available to Tenant shall be increased by an additional six (6) parking passes. All parking passes shall continue to be available to Tenant pursuant to the terms and provisions of Section 29.19 of the Original Lease, including, but not limited to, payment of the then current prevailing monthly charge therefor, which as of the Execution Date is $260 per month.

13. Emergency Generator. Subject to the provisions of Section 2.2 of the Original Lease pursuant to which Tenant has rights to forty-eight percent (48%) of the capacity of the Shared Generator, commencing as of the Former Addgene Space Commencement Date, Tenant shall have, as appurtenant to the Premises, the right to use an additional thirty-three and six-tenths percent (33.6%) of the capacity of the Shared Generator.

14. Broker. Landlord and Tenant each represents and warrants to the other party that it has not authorized, retained or employed, or acted by implication to authorize, retain or employ, any real estate broker or salesman to act for it or on its behalf in connection with this Amendment so as to cause the other party to be responsible for the payment of a brokerage commission, except for Cushman & Wakefield of Massachusetts, Inc. and Colliers International New England LLC (collectively, the “Brokers”). Any fees payable to the Brokers are the responsibility of Landlord pursuant to separate written agreement with the Brokers. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman (other than the Brokers) whom the indemnifying party authorized, retained or employed, or acted by implication to authorize, retain or employ, to act for the indemnifying party in connection with this Amendment.

15. Counterpart Execution. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one fully executed original Amendment, binding upon the parties hereto, notwithstanding that all of the parties hereto may not be signatories to the same counterpart. Additionally, telecopied or e-mailed signatures may be used in place of original signatures on this Amendment. Landlord and Tenant intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

16. Miscellaneous. In all other respects, the Lease shall remain unmodified and shall continue in full force and effect, as amended hereby. The parties hereby ratify, confirm, and reaffirm all of the terms and conditions of the Lease, as amended hereby.

17. Authorization to Execute. Tenant represents and warrants to Landlord that the person signing this Amendment on behalf of Tenant is duly authorized to execute and deliver this Amendment on behalf of Tenant. Landlord represents and warrants to Tenant that the person signing this Amendment on behalf of Landlord is duly authorized to execute and deliver this Amendment on behalf of Landlord.

18. No Reservation. Preparation of this Amendment by Landlord or Landlord’s attorney and the submission of this Amendment to Tenant for examination or signature is without prejudice and does not constitute a reservation, option or offer to lease the Premises. This Amendment shall not be binding or effective until this Amendment shall have been executed and delivered by each of the parties hereto, and Landlord reserves the right to withdraw this Amendment upon written notice to Tenant from consideration or negotiation at any time prior to Landlord’s execution and delivery of this Amendment, which withdrawal shall be without prejudice, recourse or liability.

[Signatures on Following Page]

IN WITNESS WHEREOF the parties hereto have executed this Fourth Amendment of Lease on the date first written above in multiple copies, each to be considered an original hereof, as a sealed instrument.

LANDLORD:

DWF IV ONE KENDALL, LLC, a Delaware limited liability company

By:	Divco West Real Estate Services, Inc.,
a Delaware corporation, its Agent

	By:	/s/ James Teng
Name: James Teng
Title: Managing Director

TENANT:

MERRIMACK PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Jeffrey A. Munsie
Name: Jeffrey A. Munsie
Title: General Counsel

EXHIBIT A – OUTLINE OF FORMER ADDGENE SPACE

This plan is intended only to show the general outline of the Former Addgene Space as of the date of this Amendment. Any depiction of interior windows, walls, cubicles, modules, furniture and equipment on this plan is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It does not in any way supersede any of Landlord’s rights set forth in the Lease or this Amendment with respect to arrangements and/or locations of public parts of the Building. It is not necessarily to scale; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Former Addgene Space.

Exhibit A, Page 1

EXHIBIT B – OUTLINE OF FORMER OMNIGUIDE SPACE

This plan is intended only to show the general outline of the Former OmniGuide Space as of the date of this Amendment. Any depiction of interior windows, walls, cubicles, modules, furniture and equipment on this plan is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It does not in any way supersede any of Landlord’s rights set forth in the Lease or this Amendment with respect to arrangements and/or locations of public parts of the Building. It is not necessarily to scale; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Former OmniGuide Space.

Exhibit B, Page 1

EXHIBIT C – OUTLINE OF EQUIPMENT ROOM

This plan is intended only to show the general outline of the Equipment Room as of the date of this Amendment. Any depiction of interior windows, walls, cubicles, modules, furniture and equipment on this plan is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It does not in any way supersede any of Landlord’s rights set forth in the Lease or this Amendment with respect to arrangements and/or locations of public parts of the Building. It is not necessarily to scale; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Equipment Room.

One Kendall Square

Cambridge, Massachusetts

Building 700

Basement Level

Exhibit C, Page 1

EXHIBIT D – OUTLINE OF FOURTH AMENDMENT STORAGE SPACE

This plan is intended only to show the general outline of the Fourth Amendment Storage Space as of the date of this Amendment. Any depiction of interior windows, walls, cubicles, modules, furniture and equipment on this plan is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It does not in any way supersede any of Landlord’s rights set forth in the Lease or this Amendment with respect to arrangements and/or locations of public parts of the Building. It is not necessarily to scale; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Fourth Amendment Storage Space.

Exhibit D, Page 1

EXHIBIT E – SCHEDULE OF COMMENCEMENT DATES APPLICABLE TO FOURTH AMENDMENT PREMISES

Component of Fourth Amendment Premises	Commencement Date
Former Addgene Space and the Equipment Room	The date that Landlord delivers possession of the Former Addgene Space and the Equipment Room to Tenant in the condition required by Section 2 above (the “Former Addgene Space Commencement Date”)

Former OmniGuide Space and the Fourth Amendment Storage Space	The date on which Landlord delivers possession of the Former OmniGuide Space and the Fourth Amendment Storage Space to Tenant in the condition required by Section 2 above (the “Former OmniGuide Space Commencement Date;” each of the Former Addgene Space Commencement Date and the Former OmniGuide Space Commencement Date is referred to in this Amendment as a “Commencement Date”)

Exhibit E, Page 1

EXHIBIT F – SCHEDULE OF ANTICIPATED DELIVERY DATES APPLICABLE TO FOURTH

AMENDMENT PREMISES

Component of Fourth Amendment Premises	Anticipated Delivery Date
Former Addgene Space and the Equipment Room	September 1, 2015

Former OmniGuide Space and the Fourth Amendment Storage Space	October 1, 2015

Exhibit F, Page 1

EXHIBIT G – SCHEDULE OF LANDLORD’S WORK

Component of Fourth Amendment Premises	Landlord’s Work
Former OmniGuide Space

•   Demolish and remove all existing leasehold improvements and deliver the space in clean, shell condition.

•   Repair and level the floor.

•   Provide Building standard heat pumps* to Tenant in sufficient quantity to enable the Former OmniGuide Space to be used for general office use, which heat pumps shall be installed by Tenant (such installation by Tenant being “Tenant’s Heat Pump Installation”).

Equipment Room**

•   Clean and decommission (to the extent not completed by the existing tenant) all Equipment Room Lab Systems.

•   Deliver the Equipment Room Lab Systems in good working order and condition.

•   Repair and patch walls

*	Heat pumps shall be sized to provide for cooling at 30 BTUs/sq. ft. and heating at 40 BTUs/sq.ft.
**	“Good working order and condition” for the following Equipment Room Lab Systems means:

•	Ph Neutralization system – system to be replaced or otherwise brought into compliance with applicable code, including 360 CMR 10 Regulations and Sewer Use Regulations

•	central vacuum system – standard lab system designed for 25 inches of Hg

•	RODI water system – maintaining purity levels to 18 Meg Ohm H2O

•	potable and non-potable water systems - per applicable plumbing codes and OSHA standards for laboratory use

•	effluent pumping system – per applicable MEP codes, including for supply and sewerage systems, and qualified by inspectional services of City of Cambridge

Exhibit G, Page 1

SCHEDULE 1 – EXHIBIT 7A TO THE ORIGINAL LEASE

Basement

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Liquids	1A	0	0	0	0	0.75	3	1	2	0	0	0	gallons
	1B and 1 C	0	0	0	0	0.75	3	1	2	0	0	0	gallons
	Combined Class 1	0	0	0	0	0.75	3	1	2	0	0	0	gallons
	Class 2	120	240	240	480	0.75	3	1	2	360	0	720	gallons
	Class 3A	330	660	660	1320	0.75	3	1	2	990	0	1980	gallons
	Class 3B	13200	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	0.75	3	1	2	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	gallons

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Gas & Solids	Flammable Gas	1000 ft3 at STP	2000	2000	4000	0.75	3	1	2	3000	0	6000	ft3 at STP
	Flammable Solid	125 lbs	250	250	500	0.75	3	1	2	375	0	750	lbs
	Pyrophoric Material	4 lbs	Must be sprinklered	8	8	0.75	3	1	2	6	0	12	lbs
	Unstable Class 4	1 lbs	Must be sprinklered	2	2	0.75	3	1	2	1.5	0	3	lbs
	Unstable Class 3	5 lbs	10	10	20	0.75	3	1	2	15	0	30	lbs
	Unstable Class 2	50 lbs	100	100	200	0.75	3	1	2	150	0	300	lbs
	Unstable Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.75	3	1	2	No Limit	No Limit	No Limit	lbs
	Water Reactive Class 3	5 lbs	10	10	20	0.75	3	1	2	15	0	30	lbs
	Water Reactive Class 2	50 lbs	100	100	200	0.75	3	1	2	150	0	300	lbs
	Water Reactive Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.75	3	1	2	No Limit	No Limit	No Limit	lbs

Schedule 1

1st Floor

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Liquids	1A	30	60	60	120	1	4	3	1	360	0	120	gallons
	1B and 1C	120	240	240	480	1	4	3	1	1440	35	445	gallons
	Combined Class 1	120	240	240	480	1	4	3	1	1440	35	445	gallons
	Class 2	120	240	240	480	1	4	3	1	1440	35	445	gallons
	Class 3A	330	660	660	1320	1	4	3	1	3960	35	1285	gallons
	Class 3B	13200	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	1	4	3	1	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	gallons

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Gas & Solids	Flammable Gas	1000 ft3 at STP	2000	2000	4000	1	4	3	1	12000	0	4000	ft3 at STP
	Flammable Solid	125 lbs	250	250	500	1	4	3	1	1500	0	500	lbs
	Pyrophoric Material	4 lbs	Must be sprinklered	8	8	1	4	3	1	24	0	8	lbs
	Unstable Class 4	1 lbs	Must be sprinklered	2	2	1	4	3	1	6	0	2	lbs
	Unstable Class 3	5 lbs	10	10	20	1	4	3	1	60	0	20	lbs
	Unstable Class 2	50 lbs	100	100	200	1	4	3	1	600	0	200	lbs
	Unstable Class 1	No Limit lbs	No Limit	No Limit	No Limit	1	4	3	1	No Limit	No Limit	No Limit	lbs
	Water Reactive Class 3	5 lbs	10	10	20	1	4	3	1	60	0	20	lbs
	Water Reactive Class 2	50 lbs	100	100	200	1	4	3	1	600	0	200	lbs
	Water Reactive Class 1	No Limit lbs	No Limit	No Limit	No Limit	1	4	3	1	No Limit	No Limit	No Limit	lbs

Schedule 1

2nd Floor

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	Cambridge BioLabs	OTHER AVAILABLE
Liquids	1A	30	60	60	120	0.75	3	2	1	180	0	90	gallons
	1B and 1C	120	240	240	480	0.75	3	2	1	720	0	360	gallons
	Combined Class 1	120	240	240	480	0.75	3	2	1	720	0	360	gallons
	Class 2	120	240	240	480	0.75	3	2	1	720	0	360	gallons
	Class 3A	330	660	660	1320	0.75	3	2	1	1980	0	990	gallons
	Class 3B	13200	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	0.75	3	2	1	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	gallons

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	Cambridge BioLabs	OTHER AVAILABLE
Gas & Solids	Flammable Gas	1000 ft3 at STP	2000	2000	4000	0.75	3	2	1	6000	0	3000	ft3 at STP
	Flammable Solid	125 lbs	250	250	500	0.75	3	2	1	750	0	375	lbs
	Pyrophoric Material	4 lbs	Must be sprinklered	8	8	0.75	3	2	1	12	0	6	lbs
	Unstable Class 4	1 lbs	Must be sprinklered	2	2	0.75	3	2	1	3	0	1.5	lbs
	Unstable Class 3	5 lbs	10	10	20	0.75	3	2	1	30	0	15	lbs
	Unstable Class 2	50 lbs	100	100	200	0.75	3	2	1	300	0	150	lbs
	Unstable Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.75	3	2	1	No Limit	No Limit	No Limit	lbs
	Water Reactive Class 3	5 lbs	10	10	20	0.75	3	2	1	30	0	15	lbs
	Water Reactive Class 2	50 lbs	100	100	200	0.75	3	2	1	300	0	150	lbs
	Water Reactive Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.75	3	2	1	No Limit	No Limit	No Limit	lbs

Schedule 1

3rd Floor

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Liquids	1A	30	60	60	120	0.5	2	0	2	0	0	120	gallons
	1B and 1C	120	240	240	480	0.5	2	0	2	0	0	480	gallons
	Combined Class 1	120	240	240	480	0.5	2	0	2	0	0	480	gallons
	Class 2	120	240	240	480	0.5	2	0	2	0	0	480	gallons
	Class 3A	330	660	660	1320	0.5	2	0	2	0	0	1320	gallons
	Class 3B	13200	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	0.5	2	0	2	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	gallons

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Gas & Solids	Flammable Gas	1000 ft3 at STP	2000	2000	4000	0.5	2	0	2	0	0	4000	ft3 at STP
	Flammable Solid	125 lbs	250	250	500	0.5	2	0	2	0	0	500	lbs
	Pyrophoric Material	4 lbs	Must be sprinklered	8	8	0.5	2	0	2	0	0	8	lbs
	Unstable Class 4	1 lbs	Must be sprinklered	2	2	0.5	2	0	2	0	0	2	lbs
	Unstable Class 3	5 lbs	10	10	20	0.5	2	0	2	0	0	20	lbs
	Unstable Class 2	50 lbs	100	100	200	0.5	2	0	2	0	0	200	lbs
	Unstable Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.5	2	0	2	No Limit	No Limit	No Limit	lbs
	Water Reactive Class 3	5 lbs	10	10	20	0.5	2	0	2	0	0	20	lbs
	Water Reactive Class 2	50 lbs	100	100	200	0.5	2	0	2	0	0	200	lbs
	Water Reactive Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.5	2	0	2	No Limit	No Limit	No Limit	lbs

Schedule 1

4th Floor

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Liquids	1A	30	60	60	120	0.125	2	2	0	30	0	0	gallons
	1B and 1C	120	240	240	480	0.125	2	2	0	120	0	0	gallons
	Combined Class 1	120	240	240	480	0.125	2	2	0	120	0	0	gallons
	Class 2	120	240	240	480	0.125	2	2	0	120	0	0	gallons
	Class 3A	330	660	660	1320	0.125	2	2	0	330	0	0	gallons
	Class 3B	13200	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	0.125	2	2	0	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	gallons

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Gas & Solids	Flammable Gas	1000 ft3 at STP	2000	2000	4000	0.125	2	2	0	1000	0	0	ft3 at STP
	Flammable Solid	125 lbs	250	250	500	0.125	2	2	0	125	0	0	lbs
	Pyrophoric Material	4 lbs	Must be sprinklered	8	8	0.125	2	2	0	2	0	0	lbs
	Unstable Class 4	1 lbs	Must be sprinklered	2	2	0.125	2	2	0	0.5	0	0	lbs
	Unstable Class 3	5 lbs	10	10	20	0.125	2	2	0	5	0	0	lbs
	Unstable Class 2	50 lbs	100	100	200	0.125	2	2	0	50	0	0	lbs
	Unstable Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.125	2	2	0	No Limit	0	No Limit	lbs
	Water Reactive Class 3	5 lbs	10	10	20	0.125	2	2	0	5	0	0	lbs
	Water Reactive Class 2	50 lbs	100	100	200	0.125	2	2	0	50	0	0	lbs
	Water Reactive Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.125	2	2	0	No Limit	No limit	No Limit	lbs

Schedule 1

5th Floor

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Liquids	1A	30	60	60	120	0.125	2	2	0	30	0	0	gallons
	1B and 1C	120	240	240	480	0.125	2	2	0	120	0	0	gallons
	Combined Class 1	120	240	240	480	0.125	2	2	0	120	0	0	gallons
	Class 2	120	240	240	480	0.125	2	2	0	120	0	0	gallons
	Class 3A	330	660	660	1320	0.125	2	2	0	330	0	0	gallons
	Class 3B	13200	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	0.125	2	2	0	Unlimited if sprinklered	Unlimited if sprinklered	Unlimited if sprinklered	gallons

	Class	Baseline Permitted Storage	Adjusted for 100% A.S.	Adjusted for 100% Cabinets	Adjusted for both A.S. & Cab.	% Above or Below Grade	Total Control Areas	Merrimack Control Areas	Remaining Control Areas	MERRIMACK ALLOWANCE	OTHER USAGE	OTHER AVAILABLE
Gas & Solids	Flammable Gas	1000 ft3 at STP	2000	2000	4000	0.125	2	2	0	1000	0	0	ft3 at STP
	Flammable Solid	125 lbs	250	250	500	0.125	2	2	0	125	0	0	lbs
	Pyrophoric Material	4 lbs	Must be sprinklered	8	8	0.125	2	2	0	2	0	0	lbs
	Unstable Class 4	1 lbs	Must be sprinklered	2	2	0.125	2	2	0	0.5	0	0	lbs
	Unstable Class 3	5 lbs	10	10	20	0.125	2	2	0	5	0	0	lbs
	Unstable Class 2	50 lbs	100	100	200	0.125	2	2	0	50	0	0	lbs
	Unstable Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.125	2	2	0	No Limit	No limit	No Limit	lbs
	Water Reactive Class 3	5 lbs	10	10	20	0.125	2	2	0	5	0	0	lbs
	Water Reactive Class 2	50 lbs	100	100	200	0.125	2	2	0	50	0	0	lbs
	Water Reactive Class 1	No Limit lbs	No Limit	No Limit	No Limit	0.125	2	2	0	No Limit	No limit	No Limit	lbs

Schedule 1